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                                                                     EXHIBIT 4.1
                             CERTIFICATE OF TRUST


                The undersigned, the trustees of SunTrust Capital I, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 Del. C.
Section 3810 et esq., hereby certify as follows:

        1. The name of the business trust being formed hereby (the "Trust") is "SunTrust Capital I."

        2. The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

           First Chicago Delaware Inc.
           300 King Street
           Wilmington, DE 19801

        3. This Certificate of Trust shall be effective as of the date of filing.

Dated:  April 16, 1997

                                        /s/ Raymond D. Fortin
                                        ---------------------
                                        Raynond D. Fortin
                                        Regular Trustee

                                        /s/ Donald T. Heroman
                                        ---------------------
                                        Donald T. Heroman
                                        Regular Trustee

                                        /s/ Kenneth Houghton
                                        --------------------
                                        Kenneth Houghton
                                        Regular Trustee

                                        FIRST CHICAGO DELAWARE INC., as
                                        Delaware Trustee

                                        By: /s/ Richard Manella
                                           --------------------
                                        Authorized Signatory

                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as Institutional Trustee

                                        By: /s/ Richard Manella
                                            -------------------
                                        Authorized Signatory